UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2024

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Collaboration Agreement and IP License Agreement

On July 17, 2024 (the “Effective Date”), Evofem Biosciences, Inc. (the “Company”), entered into a License Agreement (the “License Agreement”) with Pharma 1 Drug Store L.L.C, a United Arab Emirates limited liability company (“Pharma 1”), to grant Pharma 1 an exclusive license to develop, market, advertise, promote, distribute, offer for sale, sell, and import the Company’s Product in the United Arab Emirates (UAE), Kuwait, Saudi Arabia, Qatar and certain other countries in the Middle East region (the “Territory”) for a period of five years commencing on the Effective Date (the “Term”).

Under the License Agreement, Pharma 1 shall create a Development Plan (as defined in the License Agreement) to pursue all reasonable actions necessary to obtain governmental approval of (i) Phexxi® (lactic acid, citric acid and potassium bitartrate) and (ii) any related formulation of the Company’s licensed technology whether now existing or subsequently developed (the “Product”) in the Territory. Furthermore, subject to the terms and conditions of the License Agreement, the Company granted to Pharma 1 an exclusive, royalty-free, sublicensable license to the Product to advertise, promote, distribute for commercial sale, offer for sale, sell, and import for commercial sale the Licensed Product in the Territory. Within three (3) months from the Effective Date, Pharma 1 must file the regulatory dossier for the Product with the UAE. Within twelve (12) months of the Effective Date, Pharma 1 must place an order for sufficient quantities of the Product to support commercial launch of the Product in the UAE. Within eighteen (18) months after the last governmental approval of the Product, Pharma 1 must seek governmental approval of the Product in a different country/state in the Territory.

As consideration for the License Agreement, Pharma 1 has agreed to pay the Company the cost to manufacture the Product, plus a fee, and has agreed to maintain an inventory of the Product reasonably sufficient to satisfy at least four (4) months’ worth of its requirements at all times for the duration of the Term.

The License Agreement contains customary representations, warranties and indemnities of the Company and Pharma 1 relating to the Product.

Securities Purchase Agreement

As previously reported in that Current Report on Form 8-K dated July 18, 2024, on July 12, 2024, the Company, Aditxt, Inc., a Delaware Corporation (“Aditxt”), and Adifem, Inc., f/k/a Adicure, Inc., a Delaware corporation and wholly-owned subsidiary of Aditxt entered into an Amended and Restated Merger Agreement (the “A&R Merger Agreement”).

As part of the consideration for the A&R Merger Agreement, the Company agreed to enter into a Securities Purchase Agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with Aditxt. The closing of the Private Placement was completed on July 23, 2024 (the “Closing Date”).

Pursuant to the Purchase Agreement, Aditxt agreed to purchase an aggregate of 500 shares of the Company’s Series F-1 Preferred Stock, par value $0.0001 per share (the “F-1 Preferred Stock”) for an aggregate purchase price of $500,000.The powers, preferences, rights, qualifications, limitations and restrictions applicable to the F-1 Preferred Stock are set forth in the F-1 Preferred Stock certificate of designation, as filed with the US Securities and Exchange Commission (the “Commission”) in that Current Report on Form 8-K dated on December 12, 2023.

The Purchase Agreement contains customary representations and warranties of the Company and Aditxt.

Registration Rights Agreement

In connection with the closing of the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Aditxt, which provides that the Company will register the resale the shares of Company common stock issuable upon conversion of the F-1 Preferred Shares. The Company is required to prepare and file a registration statement on Form S-3 with the Commission no later than the 300th calendar day following the signing date for the Purchase Agreement and to use its commercially reasonable efforts to have the registration statement declared effective by the Commission within 90 days of the filing of such registration statement, subject to certain exceptions and specified penalties if timely effectiveness is not achieved.

The Company has also agreed to, among other things, indemnify Aditxt, its officers, directors, agents, partners, members, managers, stockholders, affiliates, investment advisers and employees of each of them under the registration statement from certain liabilities and pay all fees and expenses (excluding any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement.

The securities to be issued and sold to Aditxt under the Purchase Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder, or under any state securities laws. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The foregoing summary of the License Agreement, Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the License Agreement, Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 3.02 Unregistered Sales of equity Securities.

To the extent required by Item 3.02, the information contained in Item 1.01 is incorporated herein by reference. The transaction was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) of Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure

On July 23, 2024, the Company issued a press release regarding its entry into the License Agreement. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

This Current Report, including Exhibit 99.1, contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1+	License Agreement, by and between the Company and Pharma 1 Drug Store, L.L.C.
10.2	Securities Purchase Agreement, by and between the Company and Aditxt, Inc., dated as of July 12, 2024.
10.3	Registration Rights Agreement, by and between the Company and Aditxt, Inc., dated as of July 12, 2024.
99.1	Press release dated July 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: July 23, 2024	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer